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                                                                    EXHIBIT 23.5

                       CONSENT OF MILLER AND LENTS, LTD.


We consent to the reference in this Registration Statement of Devon Energy Corporation on Form S-4 to our firm name and to our review performed for Ocean Energy, Inc. as of December 31, 2002, 2001 and 2000, incorporated herein by reference.


                                     MILLER AND LENTS, LTD.

                                     By:  /s/ GREGORY W. ARMES
                                          ----------------------------------
                                          Gregory W. Armes
                                          Senior Vice-President

March 7, 2003